DVI

COLLATERAL RIDER TO MASTER SECURITY AGREEMENT
(Equipment)

Contract No. 3565

THE SAGEMARK COMPANIES LTD. ("**Obligor**") hereby grants to and for the benefit of **DVI FINANCIAL SERVICES INC.** and its Affiliates, as collateral security for the DVI Indebtedness, a security interest in, and lien on, all right, title and interest of Obligor in and to the following equipment, together with all parts and accessories therefore, all attachments, accessories and additions incorporated therein, attached thereto or used in connection therewith, all replacements and substitutions therefore and all income, proceeds and products thereof.

Serial No.	Manufacturer	Year/Model	Description	Software Level
#4	CTI, Inc.	2002	ECAT ACCEL PET SYSTEM Leasehold Improvements	7.2

Obligor acknowledges and agrees that this Collateral Rider and the grant of the security interest and lien contained herein are subject to the terms and conditions of that certain Master Security Agreement dated **August 6, 2002**, by and between Obligor and DVI.

IN WITNESS WHEREOF, Obligor, intending to be legally bound, has executed this Collateral Rider by its duly authorized representative effective as of **August 6, 2002**.

THIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE THE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO, IS SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST ... OF FLEET BANK N.A., AS AGENT, PURSUANT TO ... CONDITIONS OF A SECURITY AGREEMENT DATED ... DOCUMENTS, AS AMENDED FROM ...

THE SAGEMARK COMPANIES LTD.

By: [signature]
Name: Ted Shapiro
Title: President and Chief Executive Officer

DVI

COLLATERAL RIDER TO MASTER SECURITY AGREEMENT
(Tenant Lease)

Contract No. 3565

THE SAGEMARK COMPANIES LTD. (**"Obligor"**) hereby grants to and for the benefit of **DVI FINANCIAL SERVICES INC.** and its Affiliates, as collateral security for the DVI Indebtedness, a security interest in, and lien on, all right, title and interest of Obligor in and to the following tenant lease, together with all modifications, extensions, renewals and substitutions therefore and all income, proceeds and products thereof.

Date of Lease	Landlord	Title of Agreement	Leased Location
May 22, 2002	Reckson Operating Partnership, L.P.	Agreement of Lease	119 Cherry Hill Road Parsippay, NJ 07054

Obligor acknowledges and agrees that this Collateral Rider and the grant of the security interest and lien contained herein are subject to the terms and conditions of that certain Master Security Agreement dated **August 6, 2002**, by and between Obligor and DVI.

IN WITNESS WHEREOF, Obligor, intending to be legally bound, has executed this Collateral Rider by its duly authorized representative effective as of **August 6, 2002**.

THE SAGEMARK COMPANIES LTD.

By: Theodore Shapiro

Name: TOD SHAPIRO

Title: President & CEO

IIS CONTRACT (AND EQUIPMENT SCHEDULE AND MASTER LEASE
IE TERMS OF WHICH IT INCORPORATES) HAS BEEN ASSIGNED TO
SUBJECT TO THE SECURITY INTEREST OF AND IS HELD IN TRUST
[illegible]

Form 25 S:\Shared\DOCUMENT\DS WEIKEL\The Sagemark Companies Ltd\Rider to MSA (facility lease).doc 09/06/2002 4:34 PM
Revised 3/6/01